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                                                                    EXHIBIT 24.1

                          THE WILLIAMS COMPANIES, INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of THE WILLIAMS COMPANIES, INC., a Delaware corporation ("Williams"), does hereby constitute and appoint WILLIAM G. VON GLAHN, RICHARD CARSON and SUZANNE H. COSTIN their true and lawful attorneys and each of them (with full power to act without the other) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Williams, as hereinafter set forth below their signature, to sign registration statements on Form S-3 or S-4 for the registration under the Securities Act of 1933, as amended, and/or exchange of up to Two Billion Dollars ($2,000,000,000) of securities, and any and all amendments and post-effective amendments to said registration statements and any and all instruments necessary or incidental in connection therewith; and

         THAT the undersigned Williams does hereby constitute and appoint WILLIAM G. VON GLAHN, RICHARD CARSON and SUZANNE H. COSTIN its true and lawful attorneys and each of them (with full power to act without the other) its true and lawful attorney for it and in its name and on its behalf to sign said registration statements and any and all amendments and post-effective amendments thereto and any and all instruments necessary or incidental in connection therewith.

         Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or either of them or any substitute appointed by either of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or either of them or of any such substitute pursuant hereto.

         IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 7th day of March, 2002.



         /s/ Steven J. Malcolm                         /s/ Jack D. McCarthy
--------------------------------------            ------------------------------
Steven J. Malcolm                                 Jack D. McCarthy
President, Chief Executive Officer and            Senior Vice President
Director                                          (Principal Financial Officer)
(Principal Executive Officer)


         /s/ Gary R. Belitz                            /s/ Keith E. Bailey
--------------------------------------            ------------------------------
Gary R. Belitz                                    Keith E. Bailey
Controller                                        Chairman of the Board
(Principal Accounting Officer)


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         /s/ Hugh M. Chapman                           /s/ Glenn A. Cox
--------------------------------------            ------------------------------
Hugh M. Chapman                                   Glenn A. Cox
Director                                          Director


         /s/ Thomas H. Cruikshank                      /s/ William E. Green
--------------------------------------            ------------------------------
Thomas H. Cruikshank                              William E. Green
Director                                          Director


         /s/ Ira D. Hall                               /s/ W. R. Howell
--------------------------------------            ------------------------------
Ira D. Hall                                       W.R. Howell
Director                                          Director


         /s/ James C. Lewis                            /s/ Charles M. Lillis
--------------------------------------            ------------------------------
James C. Lewis                                    Charles M. Lillis
Director                                          Director


         /s/ George A. Lorch                           /s/ Frank T. MacInnis
--------------------------------------            ------------------------------
George A. Lorch                                   Frank T. MacInnis
Director                                          Director


         /s/ Gordon R. Parker                          /s/ Janice D. Stoney
--------------------------------------            ------------------------------
Gordon R. Parker                                  Janice D. Stoney
Director                                          Director


         /s/ Joseph H. Williams
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Joseph H. Williams
Director
                                                  THE WILLIAMS COMPANIES, INC.


                                                  By:  /s/ William G. von Glahn
                                                      --------------------------
                                                       William G. von Glahn
                                                       Senior Vice President and
                                                       General Counsel
ATTEST:


         /s/ Suzanne H. Costin
--------------------------------------
Suzanne H. Costin
Secretary